Vanguard International Equity Index Funds

Supplement to the Statement of Additional Information Dated February 25, 2011 (revised March 3, 2011)

The table describing funds and share classes under the heading “Description of the Trust” is replaced with the following:

Share Classes[1]
Institutional
Fund[2]	Investor	Admiral Institutional		Plus	Signal	ETF
Vanguard European Stock Index Fund[3]	VEURX	VEUSX	VESIX	VEUPX	VESSX	VGK
Vanguard Pacific Stock Index Fund[4]	VPACX	VPADX	VPKIX	VPAPX	VPASX	VPL
Vanguard Emerging Markets Stock Index Fund[5]	VEIEX	VEMAX	VEMIX	VEMRX	VERSX	VWO
Vanguard FTSE All-World ex-US Index Fund	VFWIX	—	VFWSX	VFWPX	—	VEU
Vanguard Total World Stock Index Fund	VTWSX	—	VTWIX	—	—	VT
Vanguard FTSE All-World ex-US Small-Cap
Index Fund	VFSVX	—	VFSNX	—	—	VSS
Vanguard Global ex-U.S. Real Estate Index Fund	VGXRX	—	VGRNX	—	VGRLX	VNQI
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.
3 The ETF Share class is known as Vanguard MSCI Europe ETF (formerly known as Vanguard European ETF).
4 The ETF Share class is known as Vanguard MSCI Pacific ETF (formerly known as Vanguard Pacific ETF).
5 The ETF Share class is known as Vanguard MSCI Emerging Markets ETF (formerly known as Vanguard Emerging Markets ETF).

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

                                                                                                                                                                                   SAI 072A 062011